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                                                                   EXHIBIT 10.14


                                                                  EXECUTION COPY


                              AMENDED AND RESTATED

                          TRADEMARK SECURITY AGREEMENT


         AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT, dated as of January 22, 2003 by FINLAY FINE JEWELRY CORPORATION, a Delaware corporation ("Borrower"), FINLAY JEWELRY, INC., a Delaware corporation, ("Finlay") , Finlay Merchandising & Buying, Inc., a Delaware corporation ("Finlay Merchandising") and eFinlay, Inc., a Delaware corporation ("eFinlay"); (Borrower, Finlay, Finlay Merchandising and eFinlay are sometimes collectively referred to herein as "Grantors" and individually as a "Grantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower is party to the Amended and Restated Credit Agreement dated as of September 11, 1997, among the Borrower, Finlay Enterprises, Inc. ("Parent"), the Lenders thereunder and Agent (as amended, the "Existing Credit Agreement");

         WHEREAS, the Borrower is party to a Security Agreement and Mortgage-Trademarks, Patents and Copyrights dated as of May 26, 1993 (as amended, the "Borrower Trademark Agreement"), in favor of the Agent;

         WHEREAS, Finlay is party to a Security Agreement and Mortgage-Trademarks, Patents and Copyrights dated as of May 26, 1993 (as amended, the "Finlay Trademark Agreement", together with the Borrower Trademark Agreement, the "Existing Trademark Agreements"), in favor of the Agent;

         WHEREAS, the Borrower, the Parent, the Lenders and the Agent have agreed to amend and restate the Existing Credit Agreement on terms set forth in the Second Amended and Restated Credit Agreement, dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), among the Borrower, the Parent, the Lenders,the Agent and Fleet Precious Metals, Inc., as Documentation Agent, pursuant to which the Lenders have agreed to continue to make secured revolving credit advances to the Borrower from time to time;

         WHEREAS, the Borrower and the Agent have agreed to amend and restate the Existing Trademark Agreements to permit the foregoing on the terms set forth in this Agreement;

         WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities under the Existing Trademark Agreements or evidence payment of all or any of such obligations and liabilities, that this Agreement amend and restate in its entirety the Existing Trademark Agreements, and that from and after the effectiveness of this agreement the Existing Trademark Agreements be of no further force or




                      Copyright 2002. All rights reserved.

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effect except as to evidence the granting of the liens thereunder, the incurrence of the obligations of the parties thereto and the representations and warranties made thereunder; and

         WHEREAS, Agent and Lenders are willing to make secured credit advances to the Borrower and incur Letter of Credit Obligations as provided for in the Credit Agreement, but only upon the condition, among others, that each Grantor shall have executed and delivered to Agent, for itself and the ratable benefit of Lenders, that certain Amended and Restated Security Agreement dated as of the date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement");

         WHEREAS, pursuant to the Security Agreement, each Grantor is required to execute and deliver to Agent, for itself and the ratable benefit of Lenders, this Trademark Security Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, on behalf of itself and Lenders, a continuing first priority security interest in all of Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

         (a) all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule I hereto;

         (b) all reissues, continuations or extensions of the foregoing;

         (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

         (d) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the



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Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


                            [signature page follows]












                                        3

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         IN WITNESS WHEREOF, Grantor has caused this Amended and Restated
Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                        FINLAY FINE JEWELRY CORPORATION

                                        By: /s/ Bruce E. Zurlnick
                                            ----------------------------------
                                        Name: Bruce E. Zurlnick
                                              --------------------------------
                                        Title: Sr. V.P., Treas. & CFO
                                               -------------------------------


                                        FINLAY JEWELRY, INC.

                                        By: /s/ Bruce E. Zurlnick
                                            ----------------------------------
                                        Name: Bruce E. Zurlnick
                                               -------------------------------
                                        Title: Sr. V. P., Treas. & CFO
                                               -------------------------------


                                        Finlay Merchandising & Buying, Inc.

                                        By: /s/ Bonni G. Davis
                                            ----------------------------------
                                        Name: Bonni G. Davis
                                              --------------------------------
                                        Title: V.P., Sec., & General Counsel
                                               -------------------------------


                                        eFINLAY, INC.

                                        By: /s/ Bonni G. Davis
                                            ----------------------------------
                                        Name: Bonni G. Davis
                                              --------------------------------
                                        Title: V.P., Sec., & General Counsel
                                               -------------------------------



                [Signature Page to Trademark Security Agreement]


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ACCEPTED AND ACKNOWLEDGED BY:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent


By: /s/ Charles Chiodo
    ------------------------------
Name: Charles Chiodo
      ----------------------------
Title: Duly Authorized Signatory
       ---------------------------













                [Signature Page to Trademark Security Agreement]